UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-02319

                -------------------------------------------------

                      Fort Dearborn Income Securities, Inc.

-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One North Wacker Drive, Chicago, Illinois 60606

-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Mark Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                               Bruce G. Leto, Esq.
                       Stradley Ronon Stevens & Young LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

[LOGO OF UBS] UBS GLOBAL ASSET
                 MANAGEMENT

    FORT DEARBORN INCOME
    SECURITIES, INC.
    ANNUAL REPORT

    SEPTEMBER 30, 2005

FORT DEARBORN INCOME SECURITIES, INC.

November 15, 2005

DEAR SHAREHOLDER,

We present you with the annual report for Fort Dearborn Income Securities, Inc. (the "Fund") for the fiscal year ended September 30, 2005.

PERFORMANCE

Over the one-year period, the Fund's net asset value return was 4.17%. On a market price basis, the Fund's return was 5.68%. Over the same period, the Fund's peer group, the Lipper Corporate Debt Funds BBB-Rated median, posted a net asset value return of 4.40% and a market price return of 5.71%. Finally, the Investment Grade Bond Index (the "Index"), the Fund's benchmark, generated a return of 4.67%. (For more performance information, please refer to "Performance At A Glance" on page 4.)Over the period, the Fund did not use leverage. Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns within the Fund's peer group.

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

INVESTMENT GOAL:

Current income consistent with external interest rate conditions and total return.

PORTFOLIO MANAGER:

Craig Ellinger
UBS Global Asset Management (Americas) Inc.

COMMENCEMENT:

December 19, 1972

NYSE SYMBOL:

FDI

DIVIDEND PAYMENTS:

Quarterly

--------------------------------------------------------------------------------

AN INTERVIEW WITH PORTFOLIO MANAGER CRAIG ELLINGER

Q. HOW WOULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?

A. The US economy faced a number of challenges during the reporting period, including record high energy prices, natural disasters, rising interest rates, a mixed job market, uncertainty surrounding the US presidential election and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient, with three consecutive quarters of 3%-4% gross domestic product (GDP) growth.

Q. HOW DID THE FED REACT TO THESE ECONOMIC CONDITIONS?

A. Given the strength of the economy, the Federal Reserve Board (the "Fed") continued to raise rates in 0.25% increments eight times over the fiscal year, bringing the fed funds rate to 3.75%. Throughout this tightening campaign that began in June 2004, the Fed has made it clear that it expects to continue to raise rates at a "measured" pace to keep inflation under control, and toward the end of the period, seemed to become increasingly concerned about inflation. Accordingly, the Fed raised rates another 0.25% to 4.0% on November 1, after the close of the Fund's fiscal year.

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                                                                               1

FORT DEARBORN INCOME SECURITIES, INC.

Q. HOW DID THE OVERALL FIXED INCOME MARKETS PERFORM DURING THE REPORTING PERIOD?

A. In our opinion, the US bond market remained a web of contradictions. Its reaction to a number of events was more a function of external factors and investor sentiment than economic and financial fundamentals. Short-term interest rates rose in conjunction with the Fed's ongoing rate hikes, but longer-term yields marched to a different drummer, as they remained surprisingly stable over the same period. This trend finally prompted Fed Chairman Alan Greenspan to state in February that it was a "conundrum" to him why short-term interest rates were rising while longer-term rates were falling. The yield on the 10-year Treasury approached 4.4% in mid-July, but that spike was short-lived, and the market continued to be more resilient than most would have thought. Looking at longer-term bonds over the entire fiscal year, 10-year Treasury yields rose very little, moving from 4.12% to 4.32%. However, the yield on the so-called 30-year, or long, bond declined from 4.89% to 4.57%.

Q. HOW DID YOU MANAGE THE FUND'S PORTFOLIO DURING THE PERIOD?

A. We kept the Fund defensive with respect to interest rate risk during the period, particularly at the long end of the yield curve. Given longer-term bonds' seemingly stubborn refusal to move in line with Fed hikes, this short duration positioning hindered Fund performance for much of the reporting period. We were similarly defensive with the Fund's exposure to government and agency securities, mortgage-backed securities and corporate bonds, because tight spreads (the difference in yield between Treasuries and a given bond) made it difficult to find attractive opportunities that warranted the risk these securities present over Treasuries. Therefore, we favored asset-backed securities, which offered similar yields to corporate bonds, but at lower volatility. This position helped the Fund's performance during the reporting period, as did the defensive strategy in relation to corporate bonds. Finally, security selection, meaning the individual bonds we selected for the portfolio, helped this year's performance.

--------------------------------------------------------------------------------
2

FORT DEARBORN INCOME SECURITIES, INC.

As always, our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

/s/ W. Douglas Beck

W. Douglas Beck
President
Fort Dearborn Income Securities, Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

/s/ Craig Ellinger

Craig Ellinger
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2005. The views and opinions in the letter were current as of November 15, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL RETURNS, PERIODS ENDED 9/30/05

NET ASSET VALUE RETURNS*                            6 months          1 year       5 years         10 years
-------------------------------------------------------------------------------------------------------------
Fort Dearborn Income Securities, Inc.                 2.82%            4.17%        7.76%            7.15%
-------------------------------------------------------------------------------------------------------------
Investment Grade Bond Index**                         3.40             4.67         8.90             7.63
=============================================================================================================

MARKET PRICE RETURNS*
-------------------------------------------------------------------------------------------------------------
Fort Dearborn Income Securities Inc.                  4.90%            5.68%        8.74%            8.08%
-------------------------------------------------------------------------------------------------------------
Investment Grade Bond Index**                         3.40             4.67         8.90             7.63
=============================================================================================================

SHARE PRICE, DIVIDEND AND YIELDS AS OF 9/30/05
-------------------------------------------------------------------------------------------------------------
Market Price                                                                                         $14.74
-------------------------------------------------------------------------------------------------------------
Net Asset Value (per share applicable to common shareholders)                                        $16.23
-------------------------------------------------------------------------------------------------------------
12-Month Net Investment Income Dividend (ended 9/30/05)                                              $0.820
-------------------------------------------------------------------------------------------------------------
September 2005 Dividend                                                                              $0.200
-------------------------------------------------------------------------------------------------------------
Market Yield***                                                                                       5.43%
-------------------------------------------------------------------------------------------------------------
NAV Yield***                                                                                          4.93%
=============================================================================================================

  * Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends/distributions were reinvested at the net asset value on the month-end dates. Market price return assumes that dividends/distributions were reinvested under the Dividend Reinvestment Plan. NAV and market price returns for periods one year or less have not been annualized.

     Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or brokerage commissions and taxes on the sale of Fund shares.

 ** Index composition, 12/31/81 - present: 5% Lehman US Agency Index (7+ years); 75% Lehman US Credit Index (7+ years); 10% Lehman US Mortgage Fixed Rate MBS Index (all maturities); 10% Lehman U.S. Treasury Index (7+ years).

*** Market yield is calculated by multiplying the September 2005 dividend by 4 and dividing by the month-end market price. NAV yield is calculated by multiplying the September 2005 dividend by 4 and dividing by the month-end net asset value. Prices and yields will vary.

--------------------------------------------------------------------------------
4

FORT DEARBORN INCOME SECURITIES, INC.

INDUSTRY DIVERSIFICATION
As a Percent of Net Assets
As of September 30, 2005 (unaudited)
--------------------------------------------------------------------------------

Bonds
U.S. Bonds
U.S. Corporate Bonds
  Aerospace & Defense ..................................................    1.07%
  Automobiles ..........................................................    3.07
  Beverages ............................................................    0.51
  Capital Markets ......................................................    4.05
  Chemicals ............................................................    1.11
  Commercial Banks .....................................................    5.09
  Commercial Services & Supplies .......................................    0.95
  Communications Equipment .............................................    0.08
  Consumer Finance .....................................................    3.66
  Diversified Financial Services .......................................    5.54
  Diversified Telecommunication Services ...............................    5.49
  Electric Utilities ...................................................    2.11
  Food & Staples Retailing .............................................    1.41
  Food Products ........................................................    0.97
  Gas Utilities ........................................................    0.37
  Household Durables ...................................................    0.41
  Insurance ............................................................    1.41
  Machinery ............................................................    0.55
  Media ................................................................    3.02
  Metals & Mining ......................................................    0.53
  Multi-Utilities ......................................................    1.14
  Multiline Retail .....................................................    0.49
  Oil & Gas ............................................................    2.17
  Paper & Forest Products ..............................................    1.19
  Personal Products ....................................................    0.97
  Pharmaceuticals ......................................................    1.19
  Real Estate ..........................................................    0.84
  Road & Rail ..........................................................    1.92
  Thrifts & Mortgage Finance ...........................................    0.75
  Tobacco ..............................................................    0.61
  Wireless Telecommunication Services ..................................    0.90
                                                                          ------
     Total U.S. Corporate Bonds ........................................   53.57
                                                                          ------
Asset-Backed Securities ................................................    6.95
Mortgage & Agency Debt Securities ......................................   13.09
Municipal Notes and Bonds ..............................................    3.52
U.S. Government Obligations ............................................   12.10
                                                                          ------
     Total U.S. Bonds ..................................................   89.23
                                                                          ------
International Bonds
International Corporate Bonds
  Aerospace & Defense ..................................................    0.67
  Commercial Banks .....................................................    1.23

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

INDUSTRY DIVERSIFICATION
As a Percent of Net Assets
As of September 30, 2005 (unaudited)
--------------------------------------------------------------------------------

  Diversified Financial Services .......................................    1.81%
  Diversified Telecommunication Services ...............................    0.87
  Energy Equipment & Services ..........................................    0.52
  Oil & Gas ............................................................    1.17
  Road & Rail ..........................................................    0.24
                                                                          ------
     Total International Corporate Bonds ...............................    6.51
                                                                          ------
Foreign Government Bonds ...............................................    2.14
Sovereign/Supranational Bonds ..........................................    0.35
                                                                          ------
     Total International Bonds .........................................    9.00
                                                                          ------
TOTAL BONDS ............................................................   98.23
SHORT-TERM INVESTMENT ..................................................    1.36
                                                                          ------
TOTAL INVESTMENTS ......................................................   99.59
CASH AND OTHER ASSETS, LESS LIABILITIES ................................    0.41
                                                                          ------
NET ASSETS .............................................................  100.00%
                                                                          ------

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6

FORT DEARBORN INCOME SECURITIES, INC.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

                                                                                         FACE
                                                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
BONDS -- 98.23%
U.S. BONDS -- 89.23%
U.S. CORPORATE BONDS -- 53.57%
Albertson's, Inc.
  8.000%, due 05/01/31 .................................................             $  610,000      $    555,470
Alcoa, Inc.
  6.000%, due 01/15/12 .................................................                720,000           761,830
Allstate Corp.
  6.750%, due 05/15/18 .................................................                195,000           215,987
Altria Group, Inc.
  7.750%, due 01/15/27 .................................................                310,000           361,482
American General Finance Corp.
  5.375%, due 10/01/12 .................................................                370,000           374,151
AT&T Corp.
  9.750%, due 11/15/31 .................................................                860,000         1,088,975
AvalonBay Communities, Inc. REIT
  7.500%, due 08/01/09 .................................................                375,000           408,988
Avon Products, Inc.
  7.150%, due 11/15/09 .................................................              1,270,000         1,385,005
Bank of America Corp.
  7.400%, due 01/15/11 .................................................              1,915,000         2,138,601
Bank One Corp.
  7.875%, due 08/01/10 .................................................                815,000           920,580
BellSouth Corp.
  6.000%, due 10/15/11 .................................................                315,000           332,924
  6.550%, due 06/15/34 .................................................                890,000           956,650
Boeing Capital Corp.
  7.375%, due 09/27/10 .................................................                320,000           357,004
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11 .................................................                395,000           414,328
Burlington Northern Santa Fe Corp.
  6.875%, due 12/01/27 .................................................                120,000           138,936
  7.082%, due 05/13/29 .................................................                740,000           882,603
C.S. First Boston USA, Inc.
  6.500%, due 01/15/12 .................................................              1,105,000         1,196,532
Capital One Financial Corp.
  5.500%, due 06/01/15 .................................................                700,000           704,105
Caterpillar, Inc.
  6.550%, due 05/01/11 .................................................                720,000           784,113
Cendant Corp.
  7.375%, due 01/15/13 .................................................                340,000           371,706
Centex Corp.
  7.875%, due 02/01/11 .................................................                300,000           331,096

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

                                                                                         FACE
                                                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
CIT Group, Inc.
  7.750%, due 04/02/12 .................................................             $  140,000      $    160,486
Citigroup, Inc.
  5.000%, due 09/15/14 .................................................              1,882,000         1,871,839
  5.625%, due 08/27/12 .................................................                815,000           847,196
Citizens Communications Co.
  9.000%, due 08/15/31 .................................................                585,000           593,044
Comcast Corp.
  7.050%, due 03/15/33 .................................................              1,300,000         1,446,834
ConAgra Foods, Inc.
  6.750%, due 09/15/11 .................................................                420,000           451,613
Coors Brewing Co.
  6.375%, due 05/15/12 .................................................                350,000           370,832
DaimlerChrysler N.A. Holding Corp.
  8.500%, due 01/18/31 .................................................                845,000         1,023,043
Devon Financing Corp. ULC
  6.875%, due 09/30/11 .................................................                985,000         1,082,730
Dominion Resources, Inc.
  5.950%, due 06/15/35 .................................................                495,000           483,559
Dow Chemical Co.
  6.125%, due 02/01/11 .................................................                330,000           351,674
Duke Energy Field Services LLC
  8.125%, due 08/16/30 .................................................                590,000           764,763
EOP Operating LP REIT
  7.250%, due 06/15/28 .................................................                700,000           789,727
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11 .................................................              1,065,000         1,202,208
Federated Department Stores, Inc.
  6.625%, due 04/01/11 .................................................                300,000           322,701
FirstEnergy Corp., Series B
  6.450%, due 11/15/11 .................................................                650,000           692,097
Ford Motor Credit Co.
  7.375%, due 02/01/11 .................................................              3,500,000         3,347,771
General Dynamics Corp.
  4.250%, due 05/15/13 .................................................                730,000           705,022
General Electric Capital Corp.
  6.000%, due 06/15/12 .................................................              1,730,000         1,841,457
  6.750%, due 03/15/32 .................................................              1,150,000         1,352,662
General Motors Acceptance Corp.
  6.875%, due 09/15/11 .................................................              2,630,000         2,392,282
Goldman Sachs Group, Inc.
  6.125%, due 02/15/33 .................................................                440,000           457,988
  6.875%, due 01/15/11 .................................................              1,685,000         1,833,937

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8

FORT DEARBORN INCOME SECURITIES, INC.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

                                                                                         FACE
                                                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
HSBC Bank USA N.A.
  5.625%, due 08/15/35 .................................................             $  355,000      $    349,673
HSBC Finance Corp.
  6.750%, due 05/15/11 .................................................              1,165,000         1,267,077
ICI Wilmington, Inc.
  5.625%, due 12/01/13 .................................................                850,000           857,950
International Paper Co.
  6.750%, due 09/01/11 .................................................                875,000           937,793
JPMorgan Chase & Co.
  6.750%, due 02/01/11 .................................................                955,000         1,033,390
Kinder Morgan Energy Partners LP
  5.800%, due 03/15/35 .................................................                355,000           340,970
Kraft Foods, Inc.
  5.625%, due 11/01/11 .................................................                760,000           785,246
Kroger Co.
  7.500%, due 04/01/31 .................................................                685,000           765,123
Lincoln National Corp.
  6.200%, due 12/15/11 .................................................                390,000           416,233
Lockheed Martin Corp.
  8.500%, due 12/01/29 .................................................                255,000           351,813
Marathon Oil Corp.
  6.125%, due 03/15/12 .................................................                325,000           346,945
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12 .................................................                705,000           724,034
MBNA Corp.
  7.500%, due 03/15/12 .................................................                550,000           625,320
McKesson Corp.
  7.750%, due 02/01/12 .................................................                600,000           679,286
Mellon Funding Corp.
  5.000%, due 12/01/14 .................................................                195,000           195,578
Merck & Co., Inc.
  6.400%, due 03/01/28 .................................................                520,000           561,380
Miller Brewing Co., 144A
  5.500%, due 08/15/13 .................................................                350,000           358,411
Morgan Stanley
  6.750%, due 04/15/11 .................................................              1,675,000         1,822,130
  7.250%, due 04/01/32 .................................................                355,000           426,423
Motorola, Inc.
  7.625%, due 11/15/10 .................................................                100,000           113,175
National City Bank
  4.625%, due 05/01/13 .................................................                360,000           352,561
New Cingular Wireless Services, Inc.
  8.750%, due 03/01/31 .................................................                945,000         1,275,559

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                                                                               9

FORT DEARBORN INCOME SECURITIES, INC.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

                                                                                         FACE
                                                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.
  6.750%, due 03/15/12 .................................................             $  235,000      $    251,750
News America, Inc.
  6.200%, due 12/15/34 .................................................                810,000           811,223
Northrop Grumman Corp.
  7.125%, due 02/15/11 .................................................                425,000           469,684
Occidental Petroleum Corp.
  8.450%, due 02/15/29 .................................................                265,000           370,196
Pacific Gas & Electric Co.
  6.050%, due 03/01/34 .................................................                510,000           530,600
Pitney Bowes, Inc.
  4.625%, due 10/01/12 .................................................                300,000           296,209
Progress Energy, Inc.
  7.000%, due 10/30/31 .................................................                520,000           577,820
Progressive Corp.
  6.250%, due 12/01/32 .................................................                275,000           296,473
PSEG Power LLC
  8.625%, due 04/15/31 .................................................                290,000           376,433
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10 .................................................                830,000           823,775
Rohm & Haas Co.
  7.850%, due 07/15/29 .................................................                290,000           376,521
Safeway, Inc.
  7.250%, due 02/01/31 .................................................                645,000           682,169
SBC Communications, Inc.
  6.450%, due 06/15/34 .................................................                995,000         1,051,730
Sempra Energy
  7.950%, due 03/01/10 .................................................                480,000           533,057
SLM Corp.
  5.125%, due 08/27/12 .................................................                115,000           116,203
Sprint Capital Corp.
  8.750%, due 03/15/32 .................................................              1,330,000         1,783,434
Target Corp.
  7.000%, due 07/15/31 .................................................                305,000           370,709
Time Warner, Inc.
  7.625%, due 04/15/31 .................................................                995,000         1,165,672
Travelers Property Casualty Corp.
  6.375%, due 03/15/33 .................................................                350,000           363,203
TXU Energy Co. LLC
  7.000%, due 03/15/13 .................................................              1,115,000         1,210,472
Tyson Foods, Inc.
  8.250%, due 10/01/11 .................................................                125,000           144,333

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10

FORT DEARBORN INCOME SECURITIES, INC.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

                                                                                         FACE
                                                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Bank N.A.
  6.375%, due 08/01/11 .................................................             $  500,000      $    538,705
Union Oil Co. of California
  7.500%, due 02/15/29 .................................................                300,000           384,523
Union Pacific Corp.
  6.650%, due 01/15/11 .................................................                470,000           506,658
UST, Inc.
  6.625%, due 07/15/12 .................................................                475,000           511,472
Valero Energy Corp.
  7.500%, due 04/15/32 .................................................                470,000           567,295
Verizon New York, Inc., Series B
  7.375%, due 04/01/32 .................................................              1,085,000         1,194,085
Viacom, Inc.
  6.625%, due 05/15/11 .................................................                825,000           877,528
Wachovia Bank N.A.
  7.800%, due 08/18/10 .................................................              1,620,000         1,838,404
Washington Mutual Bank FA
  5.500%, due 01/15/13 .................................................              1,050,000         1,072,321
Wells Fargo Bank N.A.
  6.450%, due 02/01/11 .................................................              1,025,000         1,103,093
Weyerhaeuser Co.
  7.375%, due 03/15/32 .................................................                665,000           752,261
Wyeth
  5.500%, due 03/15/13 .................................................                700,000           717,892
                                                                                                     ------------
                                                                                                       76,318,504
                                                                                                     ------------
ASSET-BACKED SECURITIES -- 6.95%
CenterPoint Energy Transition Bond Co., LLC 01-1, Class A4
  5.630%, due 09/15/15 .................................................              3,200,000         3,337,436
Conseco Finance Securitizations Corp., 00-2, Class A4
  8.480%, due 12/01/30 .................................................                665,684           677,537
Conseco Finance Securitizations Corp., 00-5, Class A4
  7.470%, due 02/01/32 .................................................                341,066           345,100
Conseco Finance Securitizations Corp., 00-5, Class A5
  7.700%, due 02/01/32 .................................................              1,500,000         1,499,924
CPL Transition Funding LLC, 02-1, Class A5
  6.250%, due 01/15/17 .................................................              3,000,000         3,322,793
Small Business Administration, 04-P10B, Class 1
  4.754%, due 08/10/14 .................................................                723,125           725,132
                                                                                                     ------------
                                                                                                        9,907,922
                                                                                                     ------------
MORTGAGE & AGENCY DEBT SECURITIES -- 13.09%
C.S. First Boston Mortgage Securities Corp., 03-8, Class 5A1
  6.500%, due 04/25/33 .................................................                232,378           234,676

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

                                                                                         FACE
                                                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  3.875%, due 01/12/09 .................................................             $1,825,000      $  1,786,514
  5.000%, due 01/30/14 .................................................                 30,000            29,767
  5.750%, due 01/15/12 .................................................              1,315,000         1,395,749
  6.000%, due 06/15/11 .................................................              4,025,000         4,312,860
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 10/01/19 .................................................                845,948           858,573
  6.000%, due 10/01/34 .................................................                802,779           816,883
  6.500%, due 02/01/17 .................................................                270,078           278,862
Federal National Mortgage Association
  4.625%, due 10/15/13 .................................................                785,000           785,727
  5.500%, due 03/01/33 .................................................                523,875           524,155
  5.500%, due 09/01/34 .................................................              2,640,965         2,641,157
  5.500%, due 11/01/34 .................................................                429,955           429,986
  6.000%, due 06/01/23 .................................................                246,308           252,022
  6.000%, due 11/01/28 .................................................                340,178           346,825
  6.250%, due 02/01/11 .................................................              1,370,000         1,464,057
  7.000%, due 03/01/31 .................................................                195,645           205,524
Federal National Mortgage Association Grantor Trust, 02-T19, Class A1
  6.500%, due 07/25/42 .................................................                589,669           605,955
Federal National Mortgage Association, 93-106, Class Z, REMIC
  7.000%, due 06/25/13 .................................................                 47,822            49,856
Government National Mortgage Association
  6.500%, due 05/15/29 .................................................                130,170           135,657
Wells Fargo Mortgage Backed Securities Trust, 03-18, Class A2
  5.250%, due 12/25/33 .................................................              1,526,300         1,490,719
                                                                                                     ------------
                                                                                                       18,645,524
                                                                                                     ------------
MUNICIPAL NOTES AND BONDS -- 3.52%
Illinois State Taxable Pension
  5.100%, due 06/01/33 .................................................              2,350,000         2,318,698
New Jersey Economic Development Authority, Series B*
  2.900%, due 02/15/18 .................................................              5,000,000         2,689,500
                                                                                                     ------------
                                                                                                        5,008,198
                                                                                                     ------------
U.S. GOVERNMENT OBLIGATIONS -- 12.10%
U.S. Treasury Bonds
  6.250%, due 08/15/23 .................................................              1,640,000         1,961,017
  6.250%, due 05/15/30 .................................................              4,315,000         5,357,849
  8.750%, due 05/15/17 .................................................                490,000           678,803
U.S. Treasury Inflation Indexed Bonds TIPS
  2.000%, due 01/15/14 .................................................              3,952,058         4,034,340
U.S. Treasury Notes
  3.875%, due 07/31/07 .................................................                640,000           636,600
  4.750%, due 05/15/14 .................................................              2,420,000         2,493,166

--------------------------------------------------------------------------------
12

FORT DEARBORN INCOME SECURITIES, INC.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

                                                                                         FACE
                                                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Strips*
  1.683%, due 02/15/27 .................................................             $5,620,000      $  2,082,806
                                                                                                     ------------
                                                                                                       17,244,581
                                                                                                     ------------
Total U.S. Bonds .......................................................                              127,124,729
                                                                                                     ------------
INTERNATIONAL BONDS -- 9.00%
INTERNATIONAL CORPORATE BONDS -- 6.51%
CANADA -- 2.32%
Anadarko Finance Co., Series B
  7.500%, due 05/01/31 .................................................             $  745,000           916,168
Bombardier, Inc., 144A
  6.750%, due 05/01/12 .................................................              1,020,000           951,150
Burlington Resources Finance Co.
  6.680%, due 02/15/11 .................................................                370,000           400,420
Canadian National Railway Co.
  6.900%, due 07/15/28 .................................................                285,000           336,888
Conoco Funding Co.
  7.250%, due 10/15/31 .................................................                275,000           347,030
Telus Corp.
  8.000%, due 06/01/11 .................................................                305,000           348,933
                                                                                                     ------------
                                                                                                        3,300,589
                                                                                                     ------------
CAYMAN ISLANDS -- 2.33%
Augusta Funding VI, 144A
  7.375%, due 04/15/13 .................................................             $2,500,000         2,589,200
Transocean, Inc.
  7.500%, due 04/15/31 .................................................                585,000           737,823
                                                                                                     ------------
                                                                                                        3,327,023
                                                                                                     ------------
FRANCE -- 0.31%
France Telecom S.A. +
  8.500%, due 03/01/31 .................................................             $  330,000           442,251
                                                                                                     ------------
LUXEMBOURG -- 0.31%
Telecom Italia Capital S.A.
  6.375%, due 11/15/33 .................................................             $  430,000           442,304
                                                                                                     ------------
UNITED KINGDOM -- 1.24%
Abbey National PLC
  7.950%, due 10/26/29 .................................................             $  750,000           974,287
Barclays Bank PLC, 144A ++
  8.550%, due 06/15/11 .................................................                290,000           339,895
Royal Bank of Scotland Group PLC
  9.118%, due 03/31/10 .................................................                385,000           447,603
                                                                                                     ------------
                                                                                                        1,761,785
                                                                                                     ------------
Total International Corporate Bonds ....................................                                9,273,952
                                                                                                     ------------

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2005

                                                                                         FACE
                                                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 2.14%
MEXICO -- 2.14%
United Mexican States
  8.125%, due 12/30/19 .................................................             $2,520,000      $  3,055,500
                                                                                                     ------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.35%
PEMEX Project Funding Master Trust
  8.000%, due 11/15/11 .................................................                440,000           500,720
                                                                                                     ------------
Total International Bonds ..............................................                               12,830,172
                                                                                                     ------------
Total Bonds (Cost $134,122,340) ........................................                              139,954,901
                                                                                                     ------------

                                                                                        SHARES
                                                                                      ----------
SHORT-TERM INVESTMENT -- 1.36%**
OTHER -- 1.36%
UBS Supplementary Trust -- U.S. Cash Management Prime Fund
  yield of 3.802%***
  (Cost $1,938,323) ....................................................              1,938,323         1,938,323
                                                                                                     ------------
Total Investments (Cost $136,060,663) -- 99.59% ........................                              141,893,224

Cash and other assets, less liabilities -- 0.41% .......................                                  577,418
                                                                                                     ------------
Net Assets -- 100.00% ..................................................                             $142,470,642
                                                                                                     ============

NOTES TO SCHEDULE OF INVESTMENTS

+ Step Bonds - Coupon rate increases in increments to maturity. Rate disclosed as of September 30, 2005. Maturity date disclosed is the ultimate maturity date.
++ Reflects rate at September 30, 2005 on variable rate securities. Maturity dates reflect earlier of reset date or stated maturity date. The interest rates shown are the current rates as of September 30, 2005 and resets periodically.
*       Reflects annualized yield at September 30, 2005 on zero coupon bonds.
**      Security is issued by a fund that is advised by a related entity of
        UBS Global Asset Management (Americas) Inc., Fort Dearborn Income Securities, Inc.'s advisor.
***     Interest rate reflects yield at September 30, 2005.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the value of these securities amounted to $5,440,864 or 3.82% of net assets.
REIT    Real Estate Investment Trust.
REMIC   Real Estate Mortgage Investment Conduit.
Strips  Bonds that can be subdivided into a series of zero-coupon bonds.
TIPS    Treasury Inflation Protected Security.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
14

FORT DEARBORN INCOME SECURITIES, INC.

STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2005

--------------------------------------------------------------------------------

ASSETS:

Investments in securities of unaffiliated issuers, at value
  (cost - $134,122,340)                                                     $139,954,901
----------------------------------------------------------------------------------------
Investments in affiliated issuers, at value
  (cost - $1,938,323)                                                          1,938,323
----------------------------------------------------------------------------------------
Cash                                                                              17,552
----------------------------------------------------------------------------------------
Interest receivable                                                            1,838,819
----------------------------------------------------------------------------------------
Other assets                                                                       7,013
----------------------------------------------------------------------------------------
Total assets                                                                 143,756,608
----------------------------------------------------------------------------------------

LIABILITIES:

Payable for investments purchased                                              1,023,526
----------------------------------------------------------------------------------------
Payable for investment advisory fees                                             169,883
----------------------------------------------------------------------------------------
Payable for directors' fees                                                        4,933
----------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                            87,624
----------------------------------------------------------------------------------------
Total liabilities                                                              1,285,966
----------------------------------------------------------------------------------------

NET ASSETS:

Capital stock - $0.01 par value; 12,000,000 shares authorized;
  8,775,665 shares issued and outstanding                                    135,120,133
----------------------------------------------------------------------------------------
Undistributed net investment income                                              282,670
----------------------------------------------------------------------------------------
Accumulated net realized gain from investment transactions                     1,235,278
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                     5,832,561
----------------------------------------------------------------------------------------
Net assets                                                                  $142,470,642
----------------------------------------------------------------------------------------
Net asset value per share                                                   $      16.23
========================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

STATEMENT OF OPERATIONS

                                                                                      For the
                                                                                     Year Ended
                                                                                 September 30, 2005
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest                                                                                $ 7,995,658
---------------------------------------------------------------------------------------------------
Affiliated interest                                                                          59,958
---------------------------------------------------------------------------------------------------
  Total income                                                                            8,055,616
---------------------------------------------------------------------------------------------------
EXPENSES:

Investment advisory fees                                                                    679,936
---------------------------------------------------------------------------------------------------
Professional fees                                                                           134,594
---------------------------------------------------------------------------------------------------
Reports and notices to shareholders                                                          66,789
---------------------------------------------------------------------------------------------------
Transfer agency fees                                                                         65,799
---------------------------------------------------------------------------------------------------
Custody and accounting fees                                                                  43,198
---------------------------------------------------------------------------------------------------
Directors' fees                                                                              17,149
---------------------------------------------------------------------------------------------------
Franchise taxes                                                                               8,204
---------------------------------------------------------------------------------------------------
Other expenses                                                                               56,926
---------------------------------------------------------------------------------------------------
  Total expenses                                                                          1,072,595
---------------------------------------------------------------------------------------------------
Net investment income                                                                     6,983,021
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
INVESTMENT ACTIVITIES:

Net realized gains from investment transactions                                           1,420,317
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments                        (2,375,570)
---------------------------------------------------------------------------------------------------
Net realized and unrealized loss from investment activities                                (955,253)
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $ 6,027,768
===================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
16

FORT DEARBORN INCOME SECURITIES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE YEARS ENDED SEPTEMBER 30,
                                                                           ---------------------------------
                                                                                2005                2004
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:

Net investment income                                                      $  6,983,021         $  7,241,544
------------------------------------------------------------------------------------------------------------
Net realized gains from investment transactions                               1,420,317            1,281,992
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/
  depreciation of investments                                                (2,375,570)          (1,385,582)
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          6,027,768            7,137,954
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:

Net investment income                                                        (7,213,597)          (7,020,532)
------------------------------------------------------------------------------------------------------------
Net realized gains                                                             (930,220)                  --
------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                            (8,143,817)          (7,020,532)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                        (2,116,049)             117,422
------------------------------------------------------------------------------------------------------------
NET ASSETS:

Beginning of year                                                           144,586,691          144,469,269
------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
  of $282,670 and $312,688, respectively)                                  $142,470,642         $144,586,691
============================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Fort Dearborn Income Securities, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE") and the Chicago Stock Exchange ("CHX"). The Fund invests principally in investment grade long-term fixed income debt securities. The Fund's primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund's investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG,

--------------------------------------------------------------------------------
18

FORT DEARBORN INCOME SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

MORTGAGE-BACKED SECURITIES AND OTHER INVESTMENTS--The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) and REITs (Real Estate Investment Trusts) which are simply another form of CMOs. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

INFLATION PROTECTED SECURITIES--Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The interest rate paid by TIPS is fixed, while the principal

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK--The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

CAPITAL STOCK

At September 30, 2005, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the year ended September 30, 2005, no new shares were issued as part of the Dividend Reinvestment Plan.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund's average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At September 30, 2005, the Fund owed UBS Global AM $169,883 in investment advisory fees.

--------------------------------------------------------------------------------
20

FORT DEARBORN INCOME SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

The Fund invests in shares of the UBS Supplementary Trust -- U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is a business trust managed by the Advisor. Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor.

The Fund pays no management fees to Supplementary Trust. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at September 30, 2005 and for the period ended are summarized as follows:

                                                                                          % OF
                                                      SALES        INTEREST                NET
FUND                                   PURCHASES     PROCEEDS       INCOME     VALUE     ASSETS
-----------------------------------------------------------------------------------------------
UBS Supplementary Trust -- U.S. Cash
  Management Prime Fund                $29,139,217   $30,923,894   $59,958   $1,938,323   1.36%
===============================================================================================

PURCHASES AND SALES OF SECURITIES

Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2005, were as follows: debt securities, excluding short-term securities and U.S. government debt obligations, $45,866,523 and $48,189,577, respectively; and U.S. government debt obligations, $65,271,751 and $64,081,278, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended September 30, 2005 and 2004 were as follows:

DISTRIBUTIONS PAID FROM:                                         2005                   2004
-----------------------------------------------------------------------------------------------
Ordinary income                                               $7,210,549             $7,020,532
-----------------------------------------------------------------------------------------------
Long-term capital gains                                          933,268                     --
===============================================================================================
                                                              $8,143,817             $7,020,532
===============================================================================================

At September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income                                                        $1,326,246
-----------------------------------------------------------------------------------------------
Undistributed long-term capital gains                                                   193,549
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            5,830,714
-----------------------------------------------------------------------------------------------
Total accumulated earnings                                                           $7,350,509
===============================================================================================

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

During the current fiscal year, the Fund had no capital loss carry-forwards to offset current year gains.

For federal income tax purposes, the cost of securities owned at September 30, 2005, was $136,062,510.

At September 30, 2005, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)                 $7,099,731
-----------------------------------------------------------------------------------------------
Gross depreciation (investments having an excess of value over cost)                 (1,269,017)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           $5,830,714
===============================================================================================

To reflect reclassifications arising from permanent "book/tax" differences for the year ended September 30, 2005, accumulated undistributed net investment income was increased by $200,558 and accumulated net realized gain from investment activities was decreased by $200,558. These differences are primarily due to paydown losses.

--------------------------------------------------------------------------------
22

FORT DEARBORN INCOME SECURITIES, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding through each year is presented below:


                                                                 FOR THE YEARS ENDED SEPTEMBER 30,
                                                      -------------------------------------------------------
                                                       2005        2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $16.48      $16.46      $15.71      $15.95      $15.05
-------------------------------------------------------------------------------------------------------------
Net investment income                                    0.80        0.83        0.83        0.95        1.04
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses)
    from investment transactions                        (0.12)      (0.01)       0.81       (0.07)       0.90
-------------------------------------------------------------------------------------------------------------
Net increase from investment operations                  0.68        0.82        1.64        0.88        1.94
-------------------------------------------------------------------------------------------------------------
Dividends from net investment income                    (0.82)      (0.80)      (0.85)      (0.96)      (1.04)
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                    (0.11)         --       (0.04)      (0.16)         --
-------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       (0.93)      (0.80)      (0.89)      (1.12)      (1.04)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $16.23      $16.48      $16.46      $15.71      $15.95
-------------------------------------------------------------------------------------------------------------
MARKET PRICE PER SHARE, END OF YEAR                    $14.74      $14.84      $14.70      $15.10      $14.84
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
    (MARKET VALUE)(1)                                    5.68%       6.54%       3.21%       9.46%      18.98%
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (NET ASSET VALUE)(2)             4.17%       5.13%      10.63%       5.82%      13.22%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)                  $142.5      $144.6      $144.5      $137.9      $140.0
-------------------------------------------------------------------------------------------------------------
Expenses to average net assets                           0.74%       0.70%       0.74%       0.73%       0.71%
-------------------------------------------------------------------------------------------------------------
Net investment income to average
    net assets                                           4.81%       5.05%       5.16%       6.07%       6.68%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         78%        101%         62%        127%        143%
-------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
    end of year (in thousands)                          8,776       8,776       8,776       8,776       8,776
=============================================================================================================

1 Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.
2 Total investment return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on month-end date. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP

The Board of Directors and Shareholders of
Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
November 4, 2005

--------------------------------------------------------------------------------
24

FORT DEARBORN INCOME SECURITIES, INC.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Fort Dearborn Income Securities, Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE") and the Chicago Stock Exchange ("CHX"). The Fund's primary objective is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund's investment objective will be achieved. The Fund's investment advisor is UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $66.8 billion in assets under management as of September 30, 2005.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "FDI". Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal; The New York Times and Barron's, as well as in numerous other publications.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-800-647 1568.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's (1) proxy voting policies (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005 without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the Edgar Database on the SEC's Web site (http://www.sec.gov.)

STOCK REPURCHASE PLAN

On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

GENERAL INFORMATION (UNAUDITED)

best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan ("Participants") the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commission at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment ("Base Net Asset Value"), the agent (the "Agent"), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay to it the dividend or other distribution in cash to the extent of the cost, including brokerage commission, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to EquiServe Trust Company, N.A. ("EquiServe") as administrator of the Plan for the Participants. EquiServe, in turn, will settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value

--------------------------------------------------------------------------------
26

FORT DEARBORN INCOME SECURITIES, INC.

GENERAL INFORMATION (UNAUDITED)

(average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at EquiServe will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant's account under the Plan on the record date for a vote. Proxies sent to a Participant by EquiServe will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year's final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact EquiServe for further information. A Participant may terminate participation in the Plan at any time by notice in writing to EquiServe. All correspondence concerning the Plan should be directed to EquiServe at EquiServe Dividend Reinvestment Services, P.O. Box 43081, Providence, RI 02940-3081. You may also contact EquiServe directly at 1-800-446-2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by EquiServe before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by EquiServe on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant's account under the Plan. EquiServe, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. EquiServe may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual's participation in the Plan upon mailing a notice of termination to the Participant at the Participant's address as it appears on EquiServe's records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant's account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not,

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

GENERAL INFORMATION (UNAUDITED)

be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant's fractional share interest in the Plan will be aggregated with the fractional share interests of another terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days' notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------
28

FORT DEARBORN INCOME SECURITIES, INC.

GENERAL INFORMATION (UNAUDITED)

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the meeting of the Board of Directors (the "Board") of Fort Dearborn Income Securities, Inc. (the "Fund"), held on May 26, 2005 (the "Meeting"), the Board, consisting entirely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Directors"), considered the continuation of the investment advisory agreement (the "Advisory Agreement") between the Fund and the Advisor. Prior to the Meeting, the Independent Directors' counsel had sent to the Advisor a request detailing the information that the Independent Directors wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Directors met with their independent counsel on May 25, 2005 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Analytical Services, Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information and comparative performance for the Fund. The Board also made reference to information and material that had been provided to the Independent Directors throughout the year at quarterly Board meetings and other issues related to the continuation of the Advisory Agreement.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor;
(iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the advisory fees charged.

NATURE, EXTENT AND QUALITY OF SERVICES In considering the nature, extent and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

GENERAL INFORMATION (UNAUDITED)

the Advisor's other investment management clients. The Board also evaluated the Advisor's portfolio management process and reviewed the information concerning the process that had been provided by the Advisor in advance of the Meeting. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund's investment performance and investment strategies.

The Board also discussed the compliance program for the Advisor and its affiliates, including the Advisor's compliance with its code of ethics, trade allocation procedures and best execution procedures. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund's shareholders.

PERFORMANCE In evaluating the performance of the Fund, the Board analyzed the Lipper Reports, which compared the performance of the Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that the Fund's short-term performance had not been as good as some of the other funds in its peer group. The Advisor explained that the Fund's allocation of assets to lower-rated securities had not been as high as other funds in its peer group. The Advisor stated that it does not invest as high a percentage of the Fund's portfolio in lower-rated securities as other funds because these investments are more volatile than other fixed income investments and the Advisor seeks to provide the Fund with stability of income while managing risk. After analyzing the performance for the Fund, the Board determined that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund and the expectations of the shareholder base.

COSTS AND EXPENSES When considering the fees and expenses borne by the Fund, and the reasonableness of the advisory fees paid to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports. In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the advisory fee rate and total expenses for the Fund were comparable to the funds in its Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Fund were within a reasonable range, giving effect to differences in services performed for such

--------------------------------------------------------------------------------
30

FORT DEARBORN INCOME SECURITIES, INC.

GENERAL INFORMATION (UNAUDITED)

other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the advisory fee payable under the Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

PROFITABILITY The Board considered the profitability of the Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the profitability of the Fund to the Advisor, and the compensation that was received for providing services to the Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to the investment advisory and administration services provided by the Advisor. The Board paid specific attention to the cost allocation methodology used in the profitability analysis and determined that the methodology used was reasonable. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Fund. Upon closely examining the information provided concerning the Advisor's profitability, the Board noted that while the information showed that the Advisor was not experiencing a profit in managing the Fund at this time, based on management's presentation and other information, the Fund was a valuable contributor to the Advisor's overhead.

ECONOMIES OF SCALE The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board noted that the Fund's advisory fee was one of the lowest in its peer group and that the Advisor was not experiencing a profit with respect to the Fund. Based on this analysis, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to the Fund at the present time due to the current level of fees and the profitability of the Fund and because as a closed-end fund that does not continuously offer shares, any increase in the Fund's assets will primarily result from market appreciation which will benefit the Fund's shareholders.

CONCLUSIONS After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors (the "Board"), which oversees the Fund's operations. Each Director serves until the next annual meeting of shareholders or until his or her succesor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

NON-INTERESTED DIRECTORS

                                                 Term of
                               Position(s)    Office(1) and
      Name, Address,           Held with        Length of                 Principal Occupation(s)
          and Age                Fund          Time Served                  During Past 5 Years
-----------------------------------------------------------------------------------------------------------
Adela Cepeda; 47               Director        Since 2000       Ms. Cepeda is founder and president of
A.C. Advisory, Inc.                                             A.C Advisory, Inc. (since 1995).
161 No. Clark Street,
Suite 4975
Chicago, Illinois 60601

Frank K. Reilly; 69            Chairman        Since 1993       Mr. Reilly is a Professor at the University
Mendoza College of Business    and                              of Notre Dame since 1982.
University of Notre Dame       Director
Notre Dame, IN
46556-5649

Edward M. Roob; 71             Director        Since 1993       Mr. Roob is retired (since 1993).
841 Woodbine Lane
Northbrook, IL 60002

J. Mikesell Thomas; 54         Director        Since 2002       Mr. Thomas is President and CEO of
Federal Home Loan                                               Federal Home Loan Bank of Chicago
Bank of Chicago                                                 (since 2004). Mr. Thomas was an
111 East Wacker Drive                                           independent financial advisor
Chicago, Illinois 60601                                         (2001-2004). He was a managing
                                                                director of Lazard Freres & Co.
                                                                (1995 to 2001).

--------------------------------------------------------------------------------
32

FORT DEARBORN INCOME SECURITIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)


                 Number of
        Portfolios in Fund Complex                                  Other Directorships
           Overseen by Director                                      Held by Director
---------------------------------------------------------------------------------------------------------
Ms. Cepeda is a director or trustee of          Ms. Cepeda is a director of Lincoln National
four investment companies (consisting of        Income Fund, Inc. (since 1992). She is also a Director
53 portfolios) for which UBS Global AM or       of Amalgamated Bank of Chicago (since 2003),
one of its affiliates serves as investment      and the MGI Funds (since 2005).
advisor, sub-advisor or manager.

Mr. Reilly is a director or trustee of four     Mr. Reilly is a Director of Discover Bank; Morgan Stanley
investment companies (consisting of             Trust and FSB.
53 portfolios) for which UBS Global AM or
one of its affiliates serves as investment
advisor, sub-advisor or manager.

Mr. Roob is a director or trustee of four       None.
investment companies (consisting of
53 portfolios) for which UBS Global AM or
one of its affiliates serves as investment
advisor, sub-advisor or manager.

Mr. Thomas is a director or trustee of four     Mr. Thomas is a director and chairman of the Finance
investment companies (consisting of             Committee for Evanston Northwestern Healthcare.
53 portfolios) for which UBS Global AM or       He is also a vice president of the Board of Trustees
one of its affiliates serves as investment      for Mid-Day Club.
advisor, sub-advisor or manager.

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS

                                              Term of
                           Position(s)     Office(1) and
      Name, Address,        Held with        Length of                         Principal Occupation(s)
        and Age             the Fund        Time Served                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 40      Vice President     Since 2005             Mr. Allessie is a director and deputy general
                          and Assistant                             counsel at UBS Global Asset Management (US) Inc.
                          Secretary                                 and UBS Global Asset Management (Americas) Inc.
                                                                    (collectively, "UBS Global AM--Americas
                                                                    region") (since 2005). Prior to joining UBS
                                                                    Global AM--Americas region, he was senior vice
                                                                    president and general counsel of Kenmar
                                                                    Advisory Corp. (from 2004 to 2005). Prior to
                                                                    that Mr. Allessie was general counsel and
                                                                    secretary of GAM USA Inc., GAM Investments, GAM
                                                                    Services, GAM Funds, Inc. and the GAM Avalon
                                                                    Funds (from 1999 to 2004). Such entities are
                                                                    affiliates of UBS Global AM--Americas region.
                                                                    Prior to joining GAM, Mr. Allessie was
                                                                    Regulatory Officer to the State of New Jersey,
                                                                    Department of Law and Public Safety, Bureau of
                                                                    Securities (from 1993 to 1999). Mr. Allessie is
                                                                    a vice president and assistant secretary of 20
                                                                    investment companies (consisting of 86
                                                                    portfolios) for which UBS Global AM--Americas
                                                                    region or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

W. Douglas Beck*; 38      President           Since 2005            Mr. Beck is an executive director and head of
                                                                    product development and management for UBS
                                                                    Global AM--Americas region (since 2002). From
                                                                    March 1998 to November 2002, he held various
                                                                    positions at Merrill Lynch, the most recent
                                                                    being first vice president and co-manager of
                                                                    the managed solutions group. Mr. Beck is
                                                                    president of 20 investment companies
                                                                    (consisting of 86 portfolios) for which UBS
                                                                    Global AM--Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager, and was vice president
                                                                    of such investment companies from 2003 to 2005.

--------------------------------------------------------------------------------
34

FORT DEARBORN INCOME SECURITIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                               Term of
                           Position(s)      Office(1) and
      Name, Address,        Held with         Length of                          Principal Occupation(s)
        and Age             the Fund         Time Served                           During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Rose Ann Bubloski*; 37    Vice President     Since 2004             Ms. Bubloski is an associate director and
                          and Assistant                             a senior manager of the mutual fund finance
                          Treasurer                                 department of UBS Global AM--Americas
                                                                    region. Ms. Bubloski is vice president and
                                                                    assistant treasurer of four investment
                                                                    companies (consisting of 53 portfolios) for
                                                                    which UBS Global AM--Americas region or
                                                                    one of its affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Thomas Disbrow*; 39       Vice President     Since 2000             Mr. Disbrow is a director, head of retail mutual
                          and Assistant      (Vice President);      fund operations and co-head of the mutual
                          Treasurer          since 2004             fund finance department of UBS Global AM--
                                             (Assistant             Americas region. Mr. Disbrow is a vice
                                             Treasurer)             president and treasurer of 16 investment
                                                                    companies (consisting of 33 portfolios) and
                                                                    vice president and assistant treasurer of four
                                                                    investment companies (consisting of 53
                                                                    portfolios) for which UBS Global AM--
                                                                    Americas region or one of its affiliates serves
                                                                    as investment advisor, sub-advisor or
                                                                    manager.

Craig G. Ellinger**; 35   Vice President     Since 2001             Mr. Ellinger is a portfolio manager in the
                                                                    Fixed Income Group at UBS Global AM--
                                                                    Americas region (since 2000). Mr. Ellinger is
                                                                    also Global Head of Credit Research for UBS
                                                                    Global AM--Americas region since May 2005.
                                                                    He previously served in a similar position at
                                                                    PPM America, Inc. (1997 to 2000). Mr. Ellinger
                                                                    is vice president of one investment company
                                                                    (consisting of one portfolio) for which UBS
                                                                    Global AM--Americas region serves as
                                                                    investment advisor.

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                               Term of
                           Position(s)      Office(1) and
      Name, Address,        Held with         Length of                         Principal Occupation(s)
        and Age             the Fund         Time Served                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Mark F. Kemper**, 47      Vice President     Since 2004             Mr. Kemper is general counsel of UBS Global
                          and Secretary                             AM--Americas region (since July 2004).
                                                                    Mr. Kemper also is an executive director of
                                                                    UBS Global AM--Americas region. He was
                                                                    deputy general counsel of UBS Global Asset
                                                                    Management (Americas) Inc. from July 2001
                                                                    to July 2004. He has been secretary of UBS
                                                                    Global AM--Americas since 1999 and
                                                                    assistant secretary of UBS Global Asset
                                                                    Management Trust Company since 1993.
                                                                    Mr. Kemper is secretary of UBS Global AM--
                                                                    Americas region (since 2004). Mr. Kemper is
                                                                    vice president and secretary of 20 investment
                                                                    companies (consisting of 86 portfolios) for
                                                                    which UBS Global AM--Americas region or
                                                                    one of its affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Joseph T. Malone*; 38     Vice President,    Since 2001             Mr. Malone is a director and co-head of the
                          Treasurer and      (Assistant             mutual fund finance department of UBS
                          Principal          Treasurer)             Global AM--Americas region. From
                          Accounting         since 2004             August 2000 through June 2001, he was
                          Officer            (Vice President,       the controller at AEA Investors Inc. From
                                             Treasurer and          March 1998 to August 2000, Mr. Malone
                                             Principal              was a manager within the investment
                                             Accounting             management services practice of
                                             Officer)               PricewaterhouseCoopers LLC. Mr. Malone is
                                                                    vice president and assistant treasurer of
                                                                    16 investment companies (consisting of
                                                                    33 portfolios) and vice president, treasurer
                                                                    and principal accounting officer of four
                                                                    investment companies (consisting of
                                                                    53 portfolios) for which UBS Global AM--
                                                                    Americas region or one of its affiliates
                                                                    serves as investment advisor, sub-advisor
                                                                    or manager.

--------------------------------------------------------------------------------
36

FORT DEARBORN INCOME SECURITIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)

                                               Term of
                           Position(s)      Office(1) and
      Name, Address,        Held with         Length of                         Principal Occupation(s)
        and Age             the Fund         Time Served                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Joseph McGill*; 43        Vice President     Since 2004             Mr. McGill is an executive director and
                          and Chief                                 chief compliance officer at UBS Global
                          Compliance                                AM--Americas region (since 2003). Prior
                          Officer                                   to joining UBS Global AM--Americas region,
                                                                    he was Assistant General Counsel at
                                                                    J. P. Morgan Investment Management (from
                                                                    1999 to 2003). Mr. McGill is a vice president
                                                                    and chief compliance officer of 20 investment
                                                                    companies (consisting of 86 portfolios) for
                                                                    which UBS Global AM--Americas region or
                                                                    one of its affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Eric Sanders*; 40         Vice President     Since 2005             Mr. Sanders is a director and associate
                          and Assistant                             general counsel of UBS Global AM--Americas
                          Secretary                                 region (since July 2005). From 1996 until June
                                                                    2005, he held various positions at Fred Alger
                                                                    & Company, Incorporated, the most recent
                                                                    being assistant vice president and associate
                                                                    general counsel. Mr. Sanders is a vice president
                                                                    and assistant secretary of 20 investment
                                                                    companies (consisting of 86 portfolios) for
                                                                    which UBS Global AM--Americas region or
                                                                    one of its affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Keith A. Weller*; 44      Vice President     Since 2004             Mr. Weller is an executive director and
                          and Assistant                             senior associate general counsel of UBS Global
                          Secretary                                 AM--Americas region. Mr. Weller is a vice
                                                                    president and assistant secretary of 20
                                                                    investment companies (consisting of 86
                                                                    portfolios) for which UBS Global AM--
                                                                    Americas region or one of its affiliates serves
                                                                    as investment advisor, sub-advisor or manager.

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.
(1) Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

--------------------------------------------------------------------------------

FORT DEARBORN INCOME SECURITIES, INC.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

Fort Dearborn Income Securities, Inc. (the "Fund") is listed on the New York Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's president and treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act ("Section 302 Certifications"). The Section 302 Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund's 2005 annual meeting of shareholders, it will be required to file a certification with the NYSE stating whether its president is aware of any violation of the NYSE's Corporate Governance listing standards.
The Fund will be required to include certain additional information in subsequent annual reports relating to the NYSE certification.

--------------------------------------------------------------------------------
38

                  (This page has been left blank intentionally)

--------------------------------------------------------------------------------

                  (This page has been left blank intentionally)

--------------------------------------------------------------------------------
40

DIRECTORS

Adela Cepeda

Frank K. Reilly

Edward M. Roob

J. Mikesell Thomas

PRINCIPAL OFFICERS

W. Douglas Beck                                 Joseph T. Malone
President                                       Vice President and Treasurer

Mark F. Kemper                                  Craig G. Ellinger, CFA
Vice President and Secretary                    Vice President

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

(C) 2005 UBS Global Asset Management (Americas) Inc.
    All rights reserved.

[LOGO OF UBS] UBS

              UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
              One N. Wacker Drive
              38th Floor
              Chicago, Illinois 60606

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's Board of Trustees has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

         (a) Audit Fees:
             ----------
             For the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $33,000 and $28,000, respectively.

             Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

         (b) Audit-Related Fees:
             ------------------
             In each of the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $0, respectively.

             Fees included in the audit-related category are those associated with the reading and providing of comments on the 2005 semiannual financial statements.

             There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above

         (c) Tax Fees:
             --------
             In each of the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $5,000 and $4,400, respectively.

             Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

             There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (d) All Other Fees:
             --------------
             In each of the fiscal years ended September 30, 2005 and September 30, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

             Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

             There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (e) (1) Audit Committee Pre-Approval Policies and Procedures:
                 ----------------------------------------------------
             The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant's operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

             The registrant's Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee's consideration of non-audit services by the registrant's auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant's auditors to the registrant's investment adviser or any entity that it controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

             All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

         (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                   Audit-Related Fees:
                   ------------------
                   There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant.

                   There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                   Tax Fees:
                   --------
                   There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant.

                   There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                   All Other Fees:
                   --------------
                   There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant.

                   There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

         (f) According to E&Y, for the fiscal year ended September 30, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

         (g) For the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate fees billed by E&Y of $61,000 and $160,400, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                        2005            2004
                                                        ----            ----
Covered Services                                       $7,500          $4,400
Non-Covered Services                                   53,500         156,000

         (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Form N-CSR disclosure requirements not yet effective with respect to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS
-------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund's outstanding shares and
(ii) has been a shareholder of at least 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.
The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

             Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

         (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

         (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant's Report on Form N-CSR filed November 22, 2004 (Accession Number: 0000950136-04-004099)(SEC File No.
             811-02319).

         (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

         (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

         (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:          /s/ W. Douglas Beck
             -------------------
             W. Douglas Beck
             President

Date:        November 23, 2005
             -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ W. Douglas Beck
             -------------------
             W. Douglas Beck
             President

Date:        November 23, 2005
             -----------------

By:          /s/ Joseph T. Malone
             --------------------
             Joseph T. Malone
             Treasurer

Date:        November 23, 2005
             -----------------